EXHIBIT 99.1

        PRELIMINARY INFORMATION FOR THE MONEY STORE SBA LOAN TRUST 1998-1

                     The Money Store Investment Corporation
                                       and
                        The Money Store of New York, Inc.
                                     Sellers

          The Money Store SBA Loan-Backed Adjustable-Rate Certificates,
                                  Series 1998-1

                       [$74,400,000] Class A Certificates
                        [$5,600,000] Class B Certificates

          The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sellers. PSI makes no representations as to the accuracy of such information provided to it by the Sellers. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments.

          You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                           THE MONEY STORE SBA 1998-1

                          Preliminary Summary of Terms

                     THE MONEY STORE INVESTMENT CORPORATION

                         The Money Store SBA Loan-Backed
                   Adjustable Rate Certificates, Series 1998-1

                       [$74,400,000] Class A Certificates
                        [$5,600,000] Class B Certificates
                                  (Approximate)

                               *** Preliminary ***

                                   - Overview

                              - Pricing Information
                               - Summary of Terms

                          - Description of Transaction

                             - Loan Pool Information

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           THE MONEY STORE SBA 1998-1

                                    Overview

          The securities will be issued in two classes: Class A and Class B. The Class A Certificates will be rated "Aaa/AAA" and the Class B Certificates will be rated "A2/A" by Moody's and Duff & Phelps, respectively. These ratings reflect the quality of the assets and the level of credit enhancement in the transaction. The Money Store's SBA 7(a) loans generally are originated as simple-interest, variable-rate, prime-based loans. The average rate on loans in this pool is [2.05%] over the prime rate. Thus, substantial excess spread is available from the sold, guaranteed portions to credit enhance the securitized, unguaranteed portions ([1.43]%, expressed as a percentage of the principal balance of the securitized, unguaranteed portions). In addition, excess spread of [3.85]% is available from the unguaranteed portion assuming that the Aaa/AAA tranche is at Prime - [230]bp and the A2/A tranche is at Prime - [180]bp. The total excess spread that is available is thus approximately [5.28]%. The transaction also features credit enhancement in the form of [7%] subordination (estimated) and an estimated spread account with an initial balance of [0.50]% of the initial pool, growing to a balance of [3.5]% of the remaining balance of the pool plus the balance of all loans with delinquencies of greater than 180 days, subject to a floor of [2.0]% of the original pool principal balance. The subordination enhances the Class A certificates. The spread account protects both the Class A and the Class B Certificates.

          The certificates will be floating rate securities based on the prime rate. The certificates will pay monthly and adjust quarterly. Funds are passed through to the Certificateholders subject to available funds on the underlying collateral. All of the loans are self-amortizing, so there is no balloon risk. The certificates receive principal on a pro rata basis. The Class B Certificates will bear all losses (if other forms of credit enhancement are exhausted) until reduced to zero.

          For additional information concerning pricing and relative value, please call Greg Richter, Donna Faulk or Rob Karr on the asset-backed desk at
(212) 778-2741. Additional structural and collateral information can be provided through Lina Hsu at (212) 778-1451 of the Structured Finance Group or Len Blum at (212) 778-1397 or John Herbert at (212) 778-3203 of the Asset-Backed Finance Group.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           THE MONEY STORE SBA 1998-1

                         Approximate Pricing Information

                                        Class A                      Class B
Face Amount: (approximate)           [$74,400,000]                [$5,600,000]
Price:                               100-00                       100-00
Initial Coupon:                      [     %]                     [     %]
Spread (bps)/Index:                  [     %]                     [     %]
Pricing Speed:                       8% CPR                       8% CPR
Average Life to Maturity:            [7.469] years                [7.469] years
Average Life to Call:                [7.289] years                [7.289] years
Pricing Date:                        [03/  /98]                   [03/  /98]
Settlement Date:                     [03/26/98]                   [03/26/98]
Dated Date:                          [03/15/98]                   [03/15/98]
Delay Days:                          0                            0
Interest:                            30/360                       30/360
Payment Terms:                       Monthly                      Monthly
Adjustment Frequency:                Quarterly                    Quarterly
Index:                               Prime Rate                   Prime Rate
First Payment Date:                  [04/15/98]                   [04/15/98]
First Adjustment Date:               [07/01/98]                   [07/01/98]
Expected Maturity (to 10% call):     [11/15/13]                   [11/15/13]
Stated Maturity:                     [07/15/24]                   [07/15/24]
Expected Rating:                     Aaa/AAA                      A2/A
                                     Moody's/Duff                 Moody's/Duff

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           THE MONEY STORE SBA 1998-1

                              Summary of Terms

Title of Certificates:     The Money Store SBA Loan-Backed Adjustable Rate
                           Certificates, Series 1998-1.

Certificates Offered:      Class A: Approximately [$74,400,000] initial
                           certificate principal amount.

                           Class B: Approximately [$5,600,000] initial certificate principal amount.

Sellers: The Money Store Investment Corporation ("TMSIC"), a New Jersey corporation, and The Money Store of New York, Inc. ("MSNY"), a New York corporation. TMSIC and MSNY are direct and indirect, wholly-owned subsidiaries of The Money Store Inc., a New Jersey Corporation.

Master Servicer:           TMSIC.

Backup Servicer:           Trustee.

Trust Assets:              The Trust assets will consist of the
                           unguaranteed portions of loans
                           originated by the Seller in connection
                           with the Section 7(a) guaranteed loan
                           program of the U.S. Small  Business
                           Administration ("SBA").  Excess
                           Servicing on the guaranteed portions
                           of the SBA 7(a) loans also will be
                           available as credit enhancement to the
                           certificateholders.

Denominations:             Minimum denominations of $1,000 and integral
                           multiples of $1,000 in excess thereof.

Form of Certificates:      The Class A Certificates will be
                           book-entry only through DTC and the Class B
                           Certificates will be either book-entry
                           through DTC or physical form. The Class
                           A and Class B Certificates are also
                           expected to be book-entry eligible
                           through Euroclear and CEDEL.

Trustee:                   Marine Midland Bank.

 Document Custodians:      The promissory notes evidencing the SBA
                           7(a) loans will be held by the Agent
                           of the SBA (Colson Services Corp.).
                           All other documents will be held by
                           the Trustee.

Payment Date:               The 15th day of each month or, if such
                            day is not a business  day, the next
                            succeeding business day, beginning in
                            April 1998.

Interest Accrual Period:    Interest will accrue on the
                            certificates from the 15th day of  the
                            preceding month until the 14th day of
                            the current month except in the
                            initial accrual period in which
                            interest will accrue from March 15,
                            1998.

Interest Rate:              Class A Certificates: Prime Rate minus [      %].

Class B Certificates:        Prime Rate minus [      %].  The
                             Interest Rate is reset quarterly as
                             described below.

Settlement Date:             [March 26, 1998].

Ratings: Class A: "Aaa/AAA"; Class B: "A2/A" by Moody's Investors Service, Inc. and
                             Duff & Phelps Credit Rating Co.,
                             respectively.

Prefunding Account:          Approximately [25%] of the Trust Assets will be
                             prefunded.

Record Date:                 The last day of the month preceding any
                             distribution date.

Subordination:               Distributions of interest with respect
                             to the Class B Certificates will be
                             subordinate to distributions of
                             interest  with respect to the Class A
                             Certificates.  Similarly,
                             distributions of principal with respect
                             to the Class B Certificates will be
                             subordinate to distributions of
                             principal with respect to the Class A
                             Certificates.

Spread Account:              A special-purpose affiliate of The
                             Money Store will be required to
                             establish a reserve account (the
                             "Spread Account") with the Trustee.
                             The Spread Account will not  be a part
                             of the Trust Fund but will be pledged
                             to the  Trustee for the benefit of the
                             Certificateholders.  The initial
                             deposit currently is estimated to be
                             [0.50]% of the original  pool principal
                             balance.  Thereafter, excess spread
                             will be deposited until the Spread
                             Account balance is the greater of (i)
                             [3.5]% (estimated) of the current pool
                             principal balance  and (ii) [2.0]% of
                             the original pool principal balance.
                             In  addition to the above requirement,
                             additional excess spread  will be
                             deposited up to the amount of the
                             aggregate balances of all loans
                             delinquent 180 or more days.

Monthly Advances:            The Servicer will advance to pay
                             Certificate interest, to the extent
                             not covered by excess spread.

Servicing Advances:          The Servicer will make servicing advances to the
                             extent it deems such advances recoverable.

Prepayment Interest
Shortfall:                   The Servicer will pay compensating interest at the
                             weighted-average certificate rate for any prepayment interest shortfalls, up to the amount of its servicing compensation for that month.

Servicing Fee:               40 basis points per annum.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           THE MONEY STORE SBA 1998-1

Optional Termination:        The Servicer may purchase the trust
                             assets at par plus  accrued interest
                             thereon on any distribution date on
                             which  the pool principal balance is
                             less than 10% of the original  pool
                             principal balance.

Tax Status:                  Grantor Trust.

ERISA                        Considerations: The Class A
                             Certificates will not be ERISA
                             eligible. The Class B Certificates
                             will not be ERISA eligible.

SMMEA:                       The Certificates will not be SMMEA
                             eligible.

Cash Flow Priorities:        1)       Servicing Fee
                             2)       Class A Interest
                             3)       Class B Interest
                             4)       Class A Principal
                             5)       Class A Carry Forward (any
                                      previous principal shortfall)
                             6)       Class B Principal
                             7)       Class B Carry Forward (any
                                      previous principal shortfall)
                             8)       Trustee Fee
                             9)       After the spread account target
                                      has been initially  been reached,
                                      to pay Unreimbursed Servicer Advances
                             10)      Build and Replenish Reserves (Spread
                                      Account)
                             11)      Prior to the spread account target
                                      being reached, to pay Unreimbursed
                                      Servicing Advances
                             12)      Released to TMSIC or an affiliate
                                      thereof

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           THE MONEY STORE SBA 1998-1

Description of Transaction

          The 7(a) loans pay a floating-rate, prime-based coupon that adjusts quarterly on the first business day of each calendar quarter. On the loans, interest accrues from the 1st to the 30th of each month and is due, along with the scheduled principal payment, on the first day of the following month. The certificates pay a floating-rate, prime-based coupon that is adjusted on the first business day of each January, April, July, and October, beginning [July 1998]. Interest on the certificates is paid on the 15th day of each month and is accrued from the 15th day of the previous month to the 14th day of the current month. For example, the January 2 prime rate will be used for the certificate interest accrual periods commencing January 15, February 15 and March 15. Interest collected on the SBA loans in one month will pay the interest due on the certificates in the following month. Please see the diagram below for a description of the interest accrual and collection on the loans and the interest accrual and payment on the certificates.

              ILLUSTRATION OF NOTE ACCRUAL PERIOD VS. CORRESPONDING
                           CERTIFICATE ACCRUAL PERIOD


   JAN               FEB               MAR               APR            MAY

  1-15              1-15              1-15              1-15             1

                      Interest Accrual Interest Collection

SBA Note:
Period                 Period

Corresponding
Interest Accrual
Certificates:
Period

*        The Interest Rate adjusts every Jan.1, Apr.1, July 1, Oct.1
**       Certificate payment date

          Please note that in February, May, August and November, there may be a mismatch in the prime rate used to accrue interest on the collateral and the prime rate used to accrue interest on the certificates. For example, with respect to the February 15th remittance date, the interest rate due to the investors is based on the prime rate as of January 2nd; however, the interest collected from the underlying loans for such remittance date accrued from December 1st to December 30th with a coupon based on the prime rate as of October 1st. Should the prime rate used to accrue interest on the loans be higher than the prime rate used to accrue interest on the certificates, excess interest will be collected and will be passed through on a pro-rata basis to the certificateholders (and vice versa with lower interest should the accrual rate on the loans be lower than the accrual rate on the certificates).

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           THE MONEY STORE SBA 1998-1

Credit Enhancement

          The triple-A rating on the Class A Certificates is supported by several types of credit enhancement:

* There are approximately [143] basis points (expressed as a percentage of the aggregate principal balance of the Trust Assets) available from the guaranteed portions that have been sold into the secondary market. The guaranteed portions are sold to investors at coupons less than the gross coupon on the loans. This excess interest will be available for credit support. See the diagram below.


                  STRUCTURAL DIAGRAM OF AN SBA 7(a) LOAN COUPON
                        ---------------------------------

Excess Spread from Guaranteed
Portion [(1.43%)]
[10.55]% Gross Coupon
Excess Spread Available Servicing for Unguaranteed Portions 0.40%
Trustee [10.09]% Net Coupon
(0.06%)
Excess Spread
from Unguaranteed Portion
[(3.85%)]
Guaranteed Bond Coupon + SBA Fees
(6.24%)
[6.24%] WA PT
+ Colson Fees
+ Retained Portion (1.0%) (includes 40 bps servicing) Bond Coupon SR - [230] bps / Prime Rate SUB - [180] bps / Prime Rate (71.19% Guaranteed Portion) (28.81% Unguar Portion)

* Also, per the diagram, there is excess spread of approximately [385] basis points from the coupon received on the unguaranteed portion of the SBA 7(a) loans over the estimated certificate rate to be paid to investors in the certificates. The total excess spread that is available from the guaranteed and unguaranteed portions is thus approximately [528] basis points.

 * There will be a subordinated piece (the Class B Certificates) of approximately [7]%. In addition, there will be a spread account with an initial target of [0.5]% of the original pool principal balance, growing to [3.5]% of the ongoing pool principal balance plus the balance of all loans with delinquencies greater than 180 days, subject to a floor of [2.0%] of the original pool balance.

*        Any losses will be allocated in the following order:
         monthly Excess Spread, the Spread Account, Class B principal, Class A principal, Class B interest and Class A interest.

10% Cleanup Call

* When the outstanding aggregate principal balance of the collateral is less than 10% of the original pool principal balance, the servicer, at its option, may purchase the remaining collateral and call the certificates at par plus accrued interest thereon.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

CURRENT BALANCE:                  74,400,000.00

DATED DATE:                       3/15/98

CURRENT COUPON:                   TBD monsba981

FIRST PAYMENT:                    0/15/98

FACTOR:                           10000000000

TOTAL CLASSES:                    2

ORIGINAL BALANCE:                 74,400,000.00 BOND A ADJUSTED MARGIN TABLE

YIELD TABLE DATE:                 03/26/98


                        ASSUMED CONSTANT PRIME RT 8.5000
                              **** TO MATURITY ****

                  8.0%             2.00%            4.00%            6.00%             10.00%           12.00%           14.00%
PRICE             CPR              CPR              CPR              CPR               CPR              CPR              CPR
99-24             -225.404         -226.656         -226.262         -225.845          -224.941         -224.456         -223.951
99-24+            -225.692         -226.866         -226.497         -226.106          -225.258         -224.804         -224.331
99-25             -225.981         -227.075         -226.731         -226.366          -225.576         -225.152         -224.710
99-25+            -226.269         -227.285         -226.966         -226.627          -225.893         -225.500         -225.090
99-26             -226.558         -227.495         -227.200         -226.888          -226.211         -225.848         -225.470
99-26+            -226.846         -227.705         -227.435         -227.148          -226.528         -226.195         -225.849
99-27             -227.134         -227.914         -227.669         -227.409          -226.845         -226.543         -226.228
99-27+            -227.422         -228.124         -227.903         -227.669          -227.162         -226.891         -226.607
99-28             -227.710         -228.334         -228.138         -227.930          -227.479         -227.238         -226.986
99-28+            -227.998         -228.543         -228.372         -228.190          -227.796         -227.585         -227.365
99-29             -228.286         -228.753         -228.606         -228.450          -228.113         -227.932         -227.744
99-29+            -228.574         -228.962         -228.840         -228.710          -228.430         -228.280         -228.123
99-30             -228.861         -229.171         -229.074         -228.970          -228.747         -228.627         -228.502
99-30+            -229.149         -229.381         -229.308         -229.231          -229.063         -228.974         -228.880
99-31             -229.436         -229.590         -229.542         -229.491          -229.380         -229.320         -229.258
99-31+            -229.724         -229.799         -229.775         -229.750          -229.696         -229.667         -229.637
100-00            -230.011         -230.008         -230.009         -230.010          -230.013         -230.014         -230.015
100-00+           -230.299         -230.217         -230.243         -230.270          -230.329         -230.360         -230.393
100-01            -230.586         -230.426         -230.477         -230.530          -230.645         -230.707         -230.771
100-01+           -230.873         -230.635         -230.710         -230.789          -230.961         -231.053         -231.149
100-02            -231.160         -230.844         -230.944         -231.049          -231.277         -231.399         -231.527
100-02+           -231.447         -231.053         -231.177         -231.309          -231.593         -231.745         -231.904
100-03            -231.734         -231.262         -231.411         -231.568          -231.909         -232.091         -232.282
100-03+           -232.021         -231.471         -231.644         -231.827          -232.225         -232.437         -232.659
100-04            -232.308         -231.680         -231.877         -232.087          -232.540         -232.783         -233.037
100-04+           -232.595         -231.889         -232.110         -232.346          -232.856         -233.129         -233.414
100-05            -232.881         -232.097         -232.344         -232.605          -233.171         -233.475         -233.791
100-05+           -233.168         -232.306         -232.577         -232.864          -233.487         -233.820         -234.168
100-06            -233.454         -232.514         -232.810         -233.123          -233.802         -234.166         -234.545
100-06+           -233.741         -232.723         -233.043         -233.382          -234.117         -234.511         -234.922
100-07            -234.027         -232.931         -233.276         -233.641          -234.432         -234.856         -235.298
100-07+           -234.313         -233.140         -233.509         -233.900          -234.747         -235.202         -235.675
First              0.053             0.053            0.053            0.053             0.053            0.053            0.053
Payment
Average             7.469           11.033            9.626            8.453             6.640            5.938            5.341
Life
Last               20.386           20.386           20.386           20.386            20.386           20.386           20.386
Payment
Mod.Dur.            7.267            6.503            5.850            4.805             4.385            4.019          5.289
 @ 100-00


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

CURRENT BALANCE:               $74,400,000.00

DATED DATE:                    03/15/98

CURRENT COUPON:                TBD monsba981

FIRST PAYMENT:                 04/15/98

FACTOR:                        1.0000000000

TOTAL CLASSES:                 2

ORIGINAL BALANCE:              $74,400,000.00

                          BOND A ADJUSTED MARGIN TABLE

YIELD TABLE DATE:              03/26/98


                        ASSUMED CONSTANT PRIME RT 8.5000
                                **** TO CALL ****

                  8.0%             2.00%            4.00%            6.00%             10.00%           12.00%           14.00%
PRICE             CPR              CPR              CPR              CPR               CPR              CPR              CPR

99-24             -225.350         -226.645         -226.245         -225.813          -224.854         -224.330         -223.770
99-24+            -225.642         -226.856         -226.480         -226.076          -225.177         -224.686         -224.161
99-25             -225.934         -227.066         -226.716         -226.338          -225.500         -225.042         -224.552
99-25+            -226.226         -227.277         -226.952         -226.601          -225.823         -225.398         -224.943
99-26             -226.517         -227.487         -227.187         -226.864          -226.146         -225.753         -225.334
99-26+            -226.809         -227.698         -227.423         -227.126          -226.469         -226.109         -225.725
99-27             -227.100         -227.908         -227.658         -227.389          -226.791         -226.464         -226.115
99-27+            -227.392         -228.118         -227.893         -227.651          -227.114         -226.820         -226.506
99-28             -227.683         -228.328         -228.129         -227.914          -227.436         -227.175         -226.896
99-28+            -227.974         -228.539         -228.364         -228.176          -227.759         -227.530         -227.286
99-29             -228.266         -228.749         -228.599         -228.438          -228.081         -227.885         -227.677
99-29+            -228.557         -228.959         -228.834         -228.700          -228.403         -228.240         -228.067
99-30             -228.848         -229.169         -229.069         -228.963          -228.725         -228.595         -228.457
99-30+            -229.139         -229.379         -229.305         -229.225          -229.047         -228.950         -228.846
99-31             -229.430         -229.589         -229.540         -229.487          -229.369         -229.305         -229.236
99-31+            -229.721         -229.798         -229.774         -229.748          -229.691         -229.659         -229.626
100-00            -230.011         -230.008         -230.009         -230.010          -230.013         -230.014         -230.015
100-00+           -230.302         -230.218         -230.244         -230.272          -230.334         -230.368         -230.405
100-01            -230.593         -230.428         -230.479         -230.534          -230.656         -230.723         -230.794
100-01+           -230.883         -230.637         -230.714         -230.796          -230.977         -231.077         -231.183
100-02            -231.174         -230.847         -230.948         -231.057          -231.299         -231.431         -231.573
100-02+           -231.464         -231.057         -231.183         -231.319          -231.620         -231.785         -231.962
100-03            -231.755         -231.266         -231.417         -231.580          -231.941         -232.139         -232.351
100-03+           -232.045         -231.476         -231.652         -231.841          -232.263         -232.493         -232.739
100-04            -232.335         -231.685         -231.886         -232.103          -232.584         -232.847         -233.128
100-04+           -232.625         -231.894         -232.120         -232.364          -232.905         -233.201         -233.517
100-05            -232.915         -232.104         -232.355         -232.625          -233.226         -233.554         -233.905
100-05+           -233.205         -232.313         -232.589         -232.886          -233.546         -233.908         -234.294
100-06            -233.495         -232.522         -232.823         -233.147          -233.867         -234.261         -234.682
100-06+           -233.785         -232.731         -233.057         -233.408          -234.188         -234.614         -235.070
100-07            -234.074         -232.940         -233.291         -233.669          -234.508         -234.967         -235.458
100-07+           -234.364         -233.150         -233.525         -233.930          -234.829         -235.321         -235.846
First             0.053              0.053            0.053            0.053             0.053            0.053            0.053
Payment
Average           7.289             10.960            9.528            8.315             6.416            5.682            5.051
 Life
Last              15.636            18.053           17.469           16.636            14.469           13.303           12.053
Payment
Mod.Dur.          7.245              6.472            5.805            4.724             4.287            3.902
 @ 100-00
5.228

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

CURRENT BALANCE:               $5,600,000.00

DATED DATE:                    03/15/98

CURRENT COUPON:                TBD monsba981

FIRST PAYMENT:                 04/15/98

FACTOR:                        1.0000000000

TOTAL CLASSES:                 2

ORIGINAL BALANCE:              $5,600,000.00

                          BOND B ADJUSTED MARGIN TABLE

YIELD TABLE DATE:              03/26/98


                        ASSUMED CONSTANT PRIME RT 8.5000

                              **** TO MATURITY ****

                  8.0%             2.00%            4.00%            6.00%             10.00%           12.00%           14.00%
PRICE             CPR              CPR              CPR              CPR               CPR              CPR              CPR

99-24             -175.299         -176.562         -176.164         -175.743          -174.833         -174.347         -173.840
99-24+            -175.594         -176.778         -176.405         -176.011          -175.158         -174.702         -174.227

99-25             -175.890         -176.993         -176.646         -176.278          -175.482         -175.057         -174.614
99-25+            -176.185         -177.209         -176.887         -176.545          -175.807         -175.412         -175.000
99-26             -176.480         -177.425         -177.128         -176.812          -176.131         -175.766         -175.387
99-26+            -176.775         -177.641         -177.368         -177.079          -176.455         -176.121         -175.773
99-27             -177.069         -177.856         -177.609         -177.346          -176.779         -176.476         -176.160
99-27+            -177.364         -178.072         -177.849         -177.613          -177.103         -176.830         -176.546

99-28             -177.659         -178.287         -178.090         -177.880          -177.427         -177.185         -176.932
99-28+            -177.954         -178.503         -178.330         -178.147          -177.751         -177.539         -177.318
99-29             -178.248         -178.718         -178.570         -178.413          -178.074         -177.893         -177.704
99-29+            -178.543         -178.934         -178.811         -178.680          -178.398         -178.247         -178.090
99-30             -178.837         -179.149         -179.051         -178.947          -178.722         -178.601         -178.476
99-30+            -179.131         -179.364         -179.291         -179.213          -179.045         -178.955         -178.862
99-31             -179.425         -179.580         -179.531         -179.480          -179.368         -179.309         -179.247
99-31+            -179.720         -179.795         -179.771         -179.746          -179.692         -179.663         -179.632
100-00            -180.014         -180.010         -180.011         -180.012          -180.015         -180.016         -180.018
100-00+           -180.308         -180.225         -180.251         -180.279          -180.338         -180.370         -180.403
100-01            -180.601         -180.440         -180.491         -180.545          -180.661         -180.723         -180.788
100-01+           -180.895         -180.655         -180.731         -180.811          -180.984         -181.077         -181.173
100-02            -181.189         -180.870         -180.970         -181.077          -181.307         -181.430         -181.558
100-02+           -181.483         -181.085         -181.210         -181.343          -181.630         -181.783         -181.943
100-03            -181.776         -181.300         -181.450         -181.609          -181.952         -182.136         -182.327
100-03+           -182.070         -181.514         -181.689         -181.874          -182.275         -182.489         -182.712
100-04            -182.363         -181.729         -181.929         -182.140          -182.597         -182.842         -183.096
100-04+           -182.657         -181.944         -182.168         -182.406          -182.920         -183.194         -183.481
100-05            -182.950         -182.158         -182.407         -182.671          -183.242         -183.547         -183.865
100-05+           -183.243         -182.373         -182.647         -182.937          -183.564         -183.900         -184.249
100-06            -183.536         -182.587         -182.886         -183.202          -183.886         -184.252         -184.633
100-06+           -183.829         -182.802         -183.125         -183.468          -184.208         -184.604         -185.017
100-07            -184.122         -183.016         -183.364         -183.733          -184.530         -184.957         -185.401
100-07+           -184.415         -183.231         -183.603         -183.998          -184.852         -185.309         -185.784
First             0.053              0.053            0.053            0.053             0.053            0.053            0.053
Payment
Average           7.469             11.033            9.626            8.453             6.640            5.938            5.341
 Life
Last              20.386            20.386           20.386           20.386            20.386           20.386           20.386
Payment
Mod.Dur.          7.050              6.320            5.695            4.693             4.289            3.936
 @ 100-00
5.158


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

CURRENT BALANCE:               $5,600,000.00

DATED DATE:                    03/15/98

CURRENT COUPON:                TBD monsba981

FIRST PAYMENT:                 04/15/98

FACTOR:                        1.0000000000

TOTAL CLASSES:                 2

ORIGINAL BALANCE:              $5,600,000.00


                          BOND B ADJUSTED MARGIN TABLE

YIELD TABLE DATE:              03/26/98

                        ASSUMED CONSTANT PRIME RT 8.5000
                                **** TO CALL ****

                  8.0%             2.00%            4.00%            6.00%             10.00%           12.00%           14.00%
PRICE             CPR              CPR              CPR              CPR               CPR              CPR              CPR

99-24             -175.248         -176.552         -176.147         -175.712          -174.750         -174.225         -173.665
99-24+            -175.546         -176.768         -176.389         -175.982          -175.080         -174.588         -174.063
99-25             -175.844         -176.985         -176.631         -176.251          -175.410         -174.951         -174.461
99-25+            -176.143         -177.201         -176.873         -176.520          -175.739         -175.313         -174.858
99-26             -176.441         -177.418         -177.115         -176.789          -176.069         -175.675         -175.256
99-26+            -176.739         -177.634         -177.356         -177.058          -176.398         -176.038         -175.653
99-27             -177.037         -177.850         -177.598         -177.327          -176.727         -176.400         -176.051
99-27+            -177.335         -178.066         -177.840         -177.596          -177.057         -176.762         -176.448
99-28             -177.633         -178.283         -178.081         -177.865          -177.386         -177.124         -176.845
99-28+            -177.931         -178.499         -178.323         -178.133          -177.715         -177.486         -177.242
99-29             -178.229         -178.715         -178.564         -178.402          -178.044         -177.848         -177.639
99-29+            -178.526         -178.931         -178.805         -178.671          -178.372         -178.210         -178.036
99-30             -178.824         -179.147         -179.047         -178.939          -178.701         -178.571         -178.433
99-30+            -179.122         -179.363         -179.288         -179.207          -179.030         -178.933         -178.829
99-31             -179.419         -179.578         -179.529         -179.476          -179.358         -179.294         -179.226
99-31+            -179.716         -179.794         -179.770         -179.744          -179.687         -179.655         -179.622
100-00            -180.014         -180.010         -180.011         -180.012          -180.015         -180.017         -180.018
100-00+           -180.311         -180.226         -180.252         -180.281          -180.343         -180.378         -180.414
100-01            -180.608         -180.441         -180.493         -180.549          -180.672         -180.739         -180.811
100-01+           -180.905         -180.657         -180.734         -180.817          -181.000         -181.100         -181.207
100-02            -181.202         -180.872         -180.975         -181.085          -181.328         -181.461         -181.602
100-02+           -181.499         -181.088         -181.215         -181.352          -181.656         -181.821         -181.998
100-03            -181.796         -181.303         -181.456         -181.620          -181.984         -182.182         -182.394
100-03+           -182.093         -181.519         -181.697         -181.888          -182.311         -182.543         -182.789
100-04            -182.389         -181.734         -181.937         -182.156          -182.639         -182.903         -183.185
100-04+           -182.686         -181.949         -182.178         -182.423          -182.967         -183.263         -183.580
100-05            -182.982         -182.165         -182.418         -182.691          -183.294         -183.624         -183.975
100-05+           -183.279         -182.380         -182.659         -182.958          -183.622         -183.984         -184.370
100-06            -183.575         -182.595         -182.899         -183.226          -183.949         -184.344         -184.765
100-06+           -183.872         -182.810         -183.139         -183.493          -184.276         -184.704         -185.160
100-07            -184.168         -183.025         -183.379         -183.760          -184.603         -185.064         -185.555
100-07+           -184.464         -183.240         -183.620         -184.028          -184.931         -185.423         -185.950
First             0.053              0.053            0.053            0.053             0.053            0.053            0.053
Payment
Average           7.289             10.960            9.528            8.315             6.416            5.682            5.051
 Life
Last              15.636            18.053           17.469           16.636            14.469           13.303           12.053
Payment
Mod.Dur.          7.030              6.292            5.654            4.618             4.199            3.827
 @ 100-00
5.101


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

MONSBA8A
Small Business Administration 7(a) Loans Preliminary Pool
Cutoff Date -   02/28/98
$55,707,828.59

Index:                                                        Prime Rate

Number of Mortgage Loans:                                            458

Aggregate Unpaid Unguaranteed Principal Balance:          $55,707,828.59

Average Unpaid Unguaranteed Principal Balance:               $121,632.81

Maximum Unpaid Unguaranteed Principal Balance:               $946,001.66

Minimum Unpaid Unguaranteed Principal Balance:                 $9,804.85

Aggregate Original Unguaranteed Principal Balance:        $56,012,205.13

Average Original Unguaranteed Principal Balance:             $122,297.39

Maximum Original Unguaranteed Principal Balance:             $946,028.78

Minimum Original Unguaranteed Principal Balance:              $10,000.00

Aggregate Unpaid Principal (Ung+Guar) Balance:           $193,363,311.50

Average Unpaid Principal Balance:                            $422,190.64

Maximum Unpaid Principal Balance:                          $1,696,000.00

Minimum Unpaid Principal Balance:                             $49,024.26

Aggregate Original Principal (Ung+Guar) Balance:         $194,457,789.00

Aggregate Unpaid Guaranteed Principal Balance:           $137,650,731.01

Aggregate Original Guaranteed Principal Balance:         $138,445,583.88

Weighted Average Coupon:                                         10.547%

Gross Coupon Range:                                               9.500% -
                                                                 11.250%

Weighted Average Excess Interest on the Guaranteed Portion

Available for the Unguaranteed Portion:                           1.427%

Excess Interest on the Guaranteed Portion Range:                  0.000% -
                                                                  5.000%

Weighted Average Months to Maturity:                            230.104

Maturity Range:                                                79 - 300

Weighted Average Months to Amoritized Maturity:                  36.607

Amoritized Maturity Range:                                      12 - 83

Weighted Average Age in Months:                                   3.082

Age Range:                                                        0 - 8

Weighted Average Original Term:                                 233.186

Original Term Range:                                           84 - 300

Weighted Average Gross Margin:                                    2.050%

Gross Margin Range:                                               1.000% -
                                                                  2.750%

Aggregate Average Guaranteed Percentage:                         71.188%

Aggregate Average Unguaranteed Percentage:                       28.810%

Weighted Average Disc. Orig. LTV:                               415.250%

Disc. Orig. LTV Range:                                           29.919% -
                                                               8676.522%

Weighted Average Undisc. Orig. LTV:                              92.593%
Undisc. Orig. LTV Range:                                          7.960% -
                                                               3759.500%

Weighted Average Debt Service Coverage Ratio:                     1.451

Debt Service Coverage Ratio Range:                        0.090 - 5.300

Weighted Average Life Floor:                                      3.095%

Life Floor Range:                                                 1.000% -
                                                                  6.250%

Weighted Average Life Cap (Gross):                               15.615% *
                                                          excluding 338
                                                          capless loans

Life Cap Range:                                                  15.000% -
                                                                 16.250%


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                            GROSS INTEREST RATE RANGE

9.00% * Gross Coupon *= 9.50%        2     278,118.66       0.50        .44
9.50% * Gross Coupon *= 10.00%      47   8,571,137.85      15.39      10.26
10.00% * Gross Coupon *=10.50%     169  25,027,106.43      44.93      36.90
10.50% * Gross Coupon *= 11.00%    186  18,539,980.05      33.28      40.61
11.00% * Gross Coupon *= 11.50%     54   3,291,485.60       5.91      11.79
Total                              458 $55,707,828.59     100.00%    100.00%

* = Less Than
                                  ORIGINAL TERM

 72 *  Orig. Term * = 84      14        827,390.52       1.49%       3.06
 84 *  Orig. Term * = 96      11        483,635.50       0.87%       2.40
 96 * Orig. Term *= 108       17        919,076.06       1.65%       3.71
108 * Orig. Term *= 120      129       10,388,299.06    18.65%      28.17
120 * Orig. Term *= 132        3        180,009.67       0.32%        .66
132 * Orig. Term *= 144        4        200,629.76       0.36%        .87
144 * Orig. Term *= 156        6        822,720.68       1.48%       1.31
156 * Orig. Term *= 168        3        396,179.15       0.71%        .66
168 * Orig. Term *= 180       15        1,807,913.14     3.25%       3.28
180 * Orig. Term *= 192       14        2,040,481.15     3.66%       3.06
192 * Orig. Term *= 204        9        880,589.64       1.58%       1.97
204 * Orig. Term *= 216        8        792,399.87       1.42%       1.75
216 * Orig. Term *= 228        7        1,110,945.50     1.99%       1.53
228 * Orig. Term *= 240       26        3,527,689.99     6.33%       5.68
240 * Orig. Term *= 252       13        1,742,819.25     3.13%       2.84
252 * Orig. Term *= 264       15        1,833,722.15     3.29%       3.28
264 * Orig. Term *= 276       22        4,123,010.25     7.40%       4.80
276 * Orig. Term *= 288       18        3,109,049.41     5.58%       3.93
288 * Orig. Term *= 300      124       20,521,267.84    36.84%      27.07
Total                        458       55,707,828.59    100.00%    100.00%

* = Less Than
                                   AGE OF LOAN

Age  =   0                   26        2,735,038.18       4.91%      5.68
1 * Age * = 12              432       52,972,790.41      95.09%     94.32
Total                       458       55,707,828.59     100.00%    100.00%


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       REMAINING MONTHS TO STATED MATURITY

 72 *  Rem Term * =  84     14     827,390.52     1.49%      3.06
 84 *  Rem Term * =  96     11     483,635.50     0.87%      2.40
 96 *  Rem Term * = 108     17     919,076.06     1.65%      3.71
108 *  Rem Term * = 120    129  10,388,299.06    18.65%     28.17
120 *  Rem Term * = 132      3     180,009.67     0.32%       .66
132 *  Rem Term * = 144      4     200,629.76     0.36%       .87
144 *  Rem Term * = 156      6     822,720.68     1.48%      1.31
156 *  Rem Term * = 168      3     396,179.15     0.71%       .66
168 *  Rem Term * = 180     15   1,807,913.14     3.25%      3.28
180 *  Rem Term * = 192     14   2,040,481.15     3.66%      3.06
192 *  Rem Term * = 204      9     880,589.64     1.58%      1.97
204 *  Rem Term * = 216      8     792,399.87     1.42%      1.75
216 *  Rem Term * = 228      7   1,110,945.50     1.99%      1.53
228 *  Rem Term * = 240     26   3,527,689.99     6.33%      5.68
240 *  Rem Term * = 252     13   1,742,819.25     3.13%      2.84
252 *  Rem Term * = 264     15   1,833,722.15     3.29%      3.28
264 *  Rem Term * = 276     22   4,123,010.25     7.40%      4.80
276 *  Rem Term * = 288     18   3,109,049.41     5.58%      3.93
288 *  Rem Term * = 300    124  20,521,267.84    36.84%     27.07
Total                      458  55,707,828.59   100.00%   100.00%
* = Less Than

                              YEARS OF ORIGINATION

1997        396      49,298,537.25      88.49       86.46
1998         62       6,409,291.34      11.51       13.54
Total       458     $55,707,828.59     100.00%     100.00%


                             DISTRIBUTION OF MARGINS

 0.5 *  Margin * =  1.0     2      278,118.66       0.50        .44
 1.0 *  Margin * =  1.5    47    8,571,137.85      15.39      10.26
 1.5 *  Margin * =  2.0   169   25,027,106.43      44.93      36.90
 2.0 *  Margin * =  2.5   186   18,539,980.05      33.28      40.61
 2.5 *  Margin * =  3.0    54    3,291,485.60       5.91      11.79
Total                     458  $55,707,828.59     100.00%    100.00%
*= Less Than

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      LOAN SUMMARY STRATIFIED BY LIFE FLOOR

0.500 * Floor * = 1.000     2     278,118.66      0.50               .44
1.000 * Floor * = 1.500    40    7,224,940.18    12.97              8.73
1.500 * Floor * = 2.000   117   17,259,807.31    30.98             25.55
2.000 * Floor * = 2.500   129   10,878,920.84    19.53             28.17
2.500 * Floor * = 3.000    50    2,950,004.22     5.30             10.92
4.000 * Floor * = 4.500     1      145,731.59     0.26               .22
4.500 * Floor * = 5.000    13    2,711,463.51     4.87              2.84
5.000 * Floor * = 5.500    52    8,396,809.02    15.07             11.35
5.500 * Floor * = 6.000    49    4,812,929.54     8.64             10.70
6.000 * Floor * = 6.500     5    1,049,103.72     1.88              1.09

Total                     458  $55,707,828.59   100.00%           100.00%
* + Less Than

                       LOAN SUMMARY STRATIFIED BY LIFE CAP

CAPPLESS                338    38,591,791.21     69.28             73.80
14.500* CAP* =15.000      7     1,346,197.67      2.42              1.53
15.000* CAP* =15.500     52     7,767,299.12     13.94             11.35
15.500* CAP* =16.000     57     7,661,059.21     13.75             12.45
16.000* CAP* =16.500      4       341,481.38      0.61               .87
Total                   458   $55,707,828.59    100.00%           100.00%
*= Less Than

                         ORIGINAL AGGREGATE LOAN AMOUNTS

0* Balance* =50,000             1       9,804.85   0.02            .22
50,000* Balance* =   100,000   17     280,853.45   0.50           3.71
100,000* Balance* =  150,000   40   1,300,365.55   2.33           8.73
150,000* Balance* =  200,000   48   2,105,581.89   3.78           10.48
200,000* Balance* =  250,000   57   3,232,519.50   5.80           12.45
250,000* Balance* =  300,000   54   3,723,719.03   6.68           11.79
300,000* Balance* =  350,000   41   3,346,966.37   6.01            8.95
350,000* Balance* =  400,000   28   2,633,213.09   4.73            6.11
400,000* Balance* =  450,000   26   2,790,076.72   5.01            5.68
450,000* Balance* =  500,000   21   2,509,349.15   4.50            4.59
500,000* Balance* =  550,000   20   2,623,877.79   4.71            4.37
550,000* Balance* =  600,000   10   1,430,628.54   2.57            2.18
600,000* Balance* =  650,000   19   3,002,175.82   5.39            4.15
650,000* Balance* =  700,000    4     681,490.08   1.22             .87
700,000* Balance* =  750,000    6   1,098,275.48   1.97            1.31
750,000* Balance* =  800,000    6   1,196,581.92   2.15            1.31
800,000* Balance* =  850,000   11   2,272,400.19   4.08            2.40
850,000* Balance* =  900,000    7   1,523,005.22   2.73            1.53
900,000* Balance* =  950,000    5   1,579,055.16   2.83            1.09
950,000* Balance* =1,000,000    4     970,627.55   1.74             .87
1,000,000* Balance* =1,100,000  9   2,764,938.52   4.96            1.97
1,100,000* Balance* =1,200,000  8   3,378,418.72   6.06            1.75
1,200,000* Balance* =1,300,000  4   1,995,026.21   3.58             .87
1,300,000* Balance* =1,400,000  1     599,455.96   1.08             .22
1,400,000* Balance* =1,500,000  5   3,570,458.69   6.41            1.09
1,500,000* Balance              6   5,088,963.14   9.14            1.31
Total                         458 $55,707,828.59  100.00%        100.00%
* = Less Than

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                         CURRENT AGGREGATE LOAN AMOUNTS

0 * Balance       *  =  50,000        1       9,804.85  0.02              .22
50,000 * Balance  *  = 100,000       18     305,464.25  0.55             3.93
100,000 * Balance * =  150,000       40   1,313,171.86  2.36             8.73
150,000 * Balance * =  200,000       48   2,115,374.38  3.80            10.48
200,000 * Balance * =  250,000       57   3,247,641.92  5.83            12.45
250,000 * Balance * =  300,000       55   3,807,009.98  6.83            12.01
300,000 * Balance * =  350,000       39   3,201,343.40  5.75             8.52
350,000 * Balance * =  400,000       28   2,633,213.09  4.73             6.11
400,000 * Balance * =  450,000       27   2,899,369.92  5.20             5.90
450,000 * Balance * =  500,000       21   2,521,534.80  4.53             4.59
500,000 * Balance * =  550,000       19   2,502,398.94  4.49             4.15
550,000 * Balance * =  600,000       11   1,580,024.95  2.84             2.40
600,000 * Balance * =  650,000       18   2,852,779.41  5.12             3.93
650,000 * Balance * =  700,000        4     681,490.08  1.22              .87
700,000 * Balance * =  750,000        7   1,285,761.40  2.31             1.53
750,000 * Balance * =  800,000        6   1,201,455.95  2.16             1.31
800,000 * Balance * =  850,000       11   2,289,807.24  4.11             2.40
850,000 * Balance * =  900,000        6   1,313,238.22  2.36             1.31
900,000 * Balance * =  950,000        5   1,579,055.16  2.83             1.09
950,000 * Balance * = 1,000,000       4     970,627.55  1.74              .87
1,000,000 *  Balance * = 1,100,000    9   2,764,938.52  4.96             1.97
1,100,000 *  Balance * = 1,200,000    8   3,378,418.72  6.06             1.75
1,200,000 *  Balance * = 1,300,000    4   1,995,026.21  3.58             .87
1,300,000 *  Balance * = 1,400,000    1     599,455.96  1.08             .22
1,400,000 *  Balance * = 1,500,000    5   3,570,458.69  6.41             1.09
1,500,000 *  Balance                  6   5,088,963.14  9.14             1.31
Total                               458 $55,707,828.59  100.00%        100.00%
* = Less Than

                       ORIGINAL UNGUARANTEED LOAN BALANCE

0* Balance* =25,000              18    290,658.30       0.52            3.93
25,000* Balance* =50,000         87  3,336,542.21       5.99           19.00
50,000* Balance* =75,000        112  7,025,643.76      12.61           24.45
75,000* Balance* =100,000        68  5,871,880.86      10.54           14.85
100,000* Balance* =150,000       78  9,462,230.80      16.99           17.03
150,000* Balance* =200,000       34  5,745,394.30      10.31            7.42
200,000* Balance* =250,000       27  5,940,125.84      10.66            5.90
250,000* Balance* =300,000        3    813,333.58       1.46             .66
300,000* Balance* =350,000        5  1,601,626.24       2.88            1.09
350,000* Balance* =400,000        5  1,862,688.36       3.34            1.09
400,000* Balance* =450,000        3  1,311,830.14       2.35             .66
450,000* Balance* =500,000        3  1,463,761.76       2.63             .66
500,000* Balance* =550,000        1    531,264.45       0.95             .22
550,000* Balance* =600,000        1    553,878.92       0.99             .22
600,000* Balance* =650,000        2  1,237,547.24       2.22             .44
650,000* Balance* =700,000        1    677,400.29       1.22             .22
700,000* Balance* =750,000        4  2,893,058.40       5.19             .87
750,000* Balance* =1,000,000      6  5,088,963.14       9.14            1.31
Total                           458 $55,707,828.59    100.00%         100.00%
* = Less Than

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        CURRENT UNGUARANTEED LOAN BALANCE

0* Balance* =25,000              19    315,269.10      0.57              4.15
25,000* Balance* =50,000         87  3,359,141.01      6.03             19.00
50,000* Balance* =75,000        113  7,124,057.13     12.79             24.67
75,000* Balance* =100,000        66  5,726,257.89     10.28             14.41
100,000* Balance* =150,000       79  9,611,627.21     17.25             17.25
150,000* Balance* =200,000       34  5,788,357.84     10.39              7.42
200,000* Balance* =250,000       26  5,747,765.89     10.32              5.68
250,000* Balance* =300,000        5  1,410,034.67      2.53              1.09
300,000* Balance* =350,000        4  1,354,903.85      2.43               .87
350,000* Balance* =400,000        4  1,512,709.66      2.72               .87
400,000* Balance* =450,000        3  1,311,830.14      2.35               .66
450,000* Balance* =500,000        3  1,463,761.76      2.63               .66
500,000* Balance* =550,000        1    531,264.45      0.95               .22
550,000* Balance* =600,000        2  1,153,334.88      2.07               .44
600,000* Balance* =650,000        1    638,091.28      1.15               .22
650,000* Balance* =700,000        1    677,400.29      1.22               .22
700,000* Balance* =750,000        4  2,893,058.40      5.19               .87
750,000* Balance* =800,000        1    763,848.19      1.37               .22
800,000* Balance* =850,000        2  1,620,472.33      2.91               .44
850,000* Balance* =900,000        2  1,758,640.96      3.16               .44
900,000* Balance* =950,000        1    946,001.66      1.70               .22
Total                           458 $55,707,828.59   100.00%           100.00%

* = Less Than

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                 GEOGRAPHICAL DISTRIBUTION OF PROPERTIES BY LOAN


AK            1      42,902.57               0.08                    .22
AL            7     474,158.98               0.85                   1.53
AR            1      49,557.80               0.09                    .22
AZ           44   5,095,491.83               9.15                   9.61
CA           91  12,348,304.20              22.17                  19.87
CO           20   1,933,668.18               3.47                   4.37
CT            1     188,907.98               0.34                    .22
DC            1      38,644.25               0.07                    .22
FL           26   3,023,964.51               5.43                   5.68
GA            9     684,687.48               1.23                   1.97
HI            1     126,563.81               0.23                    .22
IN            6     414,239.52               0.74                   1.31
IL           14   2,039,152.81               3.66                   3.06
IN            6   1,072,999.63               1.93                   1.31
KS            1      66,676.26               0.12                    .22
KY            8   1,011,991.91               1.82                   1.75
LA            1     156,115.21               0.28                    .22
MA            6     397,591.53               0.71                   1.31
MD           15   1,598,262.92               2.87                   3.28
MI            4    413,120.74                0.74                    .87
MN            5    287,406.19                0.52                   1.09
MO            3    375,120.61                0.67                    .66
NC            5  1,341,957.31                2.41                   1.09
NE            2    251,825.30                0.45                    .44
NH            1     84,407.88                0.15                    .22
NJ           10  1,117,204.20                2.01                   2.18
NM            1     73,084.00                0.13                    .22
NV            4    478,214.92                0.86                    .87
NY           15  1,811,322.79                3.25                   3.28
OH           16  2,407,211.59                4.32                   3.49
OK            7    776,526.39                1.39                   1.53
OR            9    792,708.02                1.42                   1.97
PA           11    939,175.83                1.69                   2.40
SC            5    635,173.49                1.14                   1.09
TN            4    837,033.43                1.50                    .87
TX           47  5,617,772.11               10.08                  10.26
UT            1     74,139.32                0.13                    .22
VA           15  1,386,491.69                2.49                   3.28
VT            1     97,450.06                0.17                    .22
WA           22  3,838,725.21                6.89                   4.80
WI            7    983,611.18                1.77                   1.53
WV            2    148,379.70                0.27                    .44
WY            1    105,686.75                0.19                    .22
Unknown       1     70,198.50                0.13                    .22
Total       458 $55,707,828.59             100.00%                100.00%


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                      EXCESS INTEREST AVAILABLE FOR UNGUAR.
                            SCALED TO UNGUAR. BALANCE
                            NET OF FEES AND RETENTION

Outside Gross Coupon Range    1       164,493.66      0.30             .22
Excess=0.00%                 48     8,684,762.85     15.59           10.48
0.00%* Excess* =0.50%         7     5,558,127.99      9.98            1.53
0.50%* Excess* =1.00%        42     8,154,988.62     14.64            9.17
1.00%* Excess* =1.50%       120    14,265,772.85      5.61           26.20
1.50%* Excess* =2.00%         8       658,257.87      1.18            1.75
2.00%* Excess* =2.50%        96     8,718,740.12      5.65           20.96
2.50%* Excess* =3.00%        82     6,264,204.26     11.24           17.90
3.00%* Excess* =3.50%         1        72,267.38      0.13             .22
3.50%* Excess* =4.00%        45     2,991,456.44      5.37            9.83
4.00%* Excess* =4.50%         1        61,364.34      0.11             .22
4.50%* Excess* =5.00%         7       113,392.21      0.20            1.53
Total.......                458   $55,707,828.59    100.00%         100.00%

* = Less Than

                          UNGUARANTEED LOAN PERCENTAGE

15.000* UNGR%* =20.000        18      290,658.30      0.52        3.93
20.000* UNGR%* =25.000       401   36,681,451.51     65.85       87.55
25.000* UNGR%* =30.000         8    1,932,697.10      3.47        1.75
30.000* UNGR%* =35.000         9    2,975,912.11      5.34        1.97
35.000* UNGR%* =40.000         6    2,775,591.90      4.98        1.31
40.000* UNGR%* =45.000         2    1,130,720.41      2.03         .44
45.000* UNGR%* =50.000         7    4,193,742.84      7.53        1.53
50.000* UNGR%* =55.000         5    4,142,961.48      7.44        1.09
55.000* UNGR%* =60.000         1      946,001.66      1.70         .22
65.000* UNGR%* =70.000         1      638,091.28      1.15         .22
Total                        458  $55,707,828.59    100.00%     100.00%

* = Less Than

                           DEBT SERVICE COVERAGE RATIO

DscRatio=0.00%             36    2,919,127.21       5.24               7.86
0.00* DscRatio* =0.50      30    3,835,696.07       6.89               6.55
0.50* DscRatio* =1.00      30    2,640,547.97       4.74               6.55
1.00* DscRatio* =1.50     211   30,256,456.49      54.31              46.07
1.50* DscRatio* =2.00      85    9,866,880.88      17.71              18.56
2.00* DscRatio* =2.50      37    3,356,329.92       6.02               8.08
2.50* DscRatio* =3.00      17    1,766,281.58       3.17               3.71
3.00* DscRatio* =3.50       6      426,363.18       0.77               1.31
4.00* DscRatio* =4.50       2      161,791.55       0.29                .44
4.50* DscRatio* =5.00       3      386,393.71       0.69                .66
5.00* DscRatio* =5.50       1       91,960.03       0.17                .22
Total                     458  $55,707,828.59     100.00%            100.00%


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                  INDUSTRY CODE

Agricultural Services               354,280,156.54       7.68       7.64
Amusement, Recreation Ser       2       225,270.82       0.40        .44
Construction-Htg, Plumb        14     2,269,579.02       4.07       3.06
Construction-Residential        1        41,338.89       0.07        .22
Finance, Insurance, Real        1        52,442.51       0.09        .22
Health Services                59     3,436,363.14       6.17      12.88
Hotels & Motels                22     8,150,576.90      14.63       4.80
Insurance Agents, Brokers       3       329,259.03       0.59         .66
Legal Services                  7       840,477.22       1.51       1.53
Manufacturing-Chemical          5       396,639.73       0.71       1.09
Manufacturing-Electroni         1       375,969.71       0.67        .22
Manufacturing-Food, Bvg         3       871,427.44       1.56        .66
Manufacturing-Industrial        3       611,857.21       1.10        .66
Manufacturing-Lumber&          14     1,785,665.96       3.21       3.06
Manufacturing-Textile           1       164,493.66       0.30        .22
Manufacturing-Transport         3       483,958.96       0.87        .66
Motion Picture                  1       242,795.24       0.44        .22
Office/Clinics-Dentist         72     7,589,606.83      13.62      15.72
Office/Clinics-Doctor           9     1,336,301.37       2.40       1.97
Public Transportation & U       7       886,748.05       1.59       1.53
RealEstate Operators & L        3       241,537.59       0.43        .66
Retail-Alcholic Beverag         2       144,360.23       0.26        .44
Retail-Apparel, Acess, Fu       9       962,434.42       1.73       1.97
Retail-Automobile               5       331,147.44       0.59       1.09
Retail-Gasoline Svc Stn         3       181,445.62       0.33        .66
Retail-Miscellaneous           28     3,223,132.83       5.79       6.11
Retail-Personal & House        11       904,090.09       1.62       2.40
Retail-Prepared Food &         41     4,617,489.30       8.29       8.95
Services-Auto Repair           19     2,233,868.05       4.01       4.15
Services-Business              18     2,373,222.95       4.26       3.93
Services-Educ & Soc            11     1,702,307.80       3.06       2.40
Services-Misc Repair            3       265,795.77       0.48        .66
Services-Museums, Bus &        12     1,611,872.27       2.89       2.62
Services-Personal              13     1,028,608.18       1.85       2.84
Wholesal-Durable Goods          6       688,568.89       1.24       1.31
Wholesale-Non-Durable G         5       313,236.86       0.56       1.09
Wholesale Parts & Tires         2        86,050.53       0.15        .44
To be determined                4       427,731.54       0.77        .87
Total                         458   $55,707,828.59     100.00%    100.00%


          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

          THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.